Exhibit 99.2
SUPPLEMENTAL INFORMATION
Three Months Ended June 30, 2011
Furnished as of August 8, 2011
(Unaudited)
Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.
In addition to the historical information contained within, the matters discussed in this report may contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2010 under the heading “Risk Factors,” and as updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company’s judgment as of the date of this report. The Company disclaims any obligation to update these estimates, assumptions and other forward-looking material.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended June 30, 2011	Page 1 of 12

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended June 30, 2011	Page 2 of 12

SCHEDULE 1
CORPORATE INFORMATION
Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $2.7 billion in 216 real estate properties and mortgages as of June 30, 2011, excluding assets classified as held for sale and including an investment in one unconsolidated joint venture. The Company’s 203 owned real estate properties, excluding assets classified as held for sale, are located in 28 states and total approximately 13.4 million square feet. The Company provides property management services to approximately 9.2 million square feet nationwide.
A) Corporate Headquarters:
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
Website: www.healthcarerealty.com
B) Executive Officers:
David R. Emery
     Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr.,
     Executive Vice President and General Counsel
Scott W. Holmes
     Executive Vice President and Chief Financial Officer
Todd J. Meredith
     Executive Vice President — Investments
B. Douglas Whitman, II
     Executive Vice President — Corporate Finance
C) Board of Directors:
David R. Emery
     Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D.,
     Director, Graduate Programs in Health Administration, University of Colorado
C. Raymond Fernandez, M.D.,
     Former Chief Executive Officer, Piedmont Clinic (Retired)
Batey M. Gresham, Jr., A.I.A.,
     Founder, Gresham Smith & Partners
Edwin B. Morris III
     Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton
     President and Chief Executive Officer, Inova Health System
Bruce D. Sullivan
     Former Audit Partner, Ernst & Young LLP (Retired)
Dan S. Wilford
     Former President and Chief Executive Officer, Memorial Hermann Healthcare System (Retired)
Roger O. West
     Former General Counsel, Healthcare Realty Trust Incorporated (Retired)

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended June 30, 2011	Page 3 of 12

SCHEDULE 1 (CONTINUED)
CORPORATE INFORMATION
D) Professional Services:
Independent Registered Public Accounting Firm
BDO USA, LLP
414 Union Street, Suite 1800
Nashville, TN 37219
Transfer Agent
Wells Fargo N.A.
Shareowner Services
161 North Concord Exchange
South St. Paul, MN 55075-1139
E) Stock Exchange, Symbol and CUSIP Number:

Security Description	Stock Exchange	Symbol	CUSIP Number
Common Stock	NYSE	HR	421946104
Senior Notes due 2014	OTC	HR	421946AF1
Senior Notes due 2017	OTC	HR	42225BAA44
Senior Notes due 2021	OTC	HR	421946AG9
F) Dividend Reinvestment Plan:
Through the Company’s transfer agent, Wells Fargo, named shareholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge. For information, write Wells Fargo Shareowner Services, P.O. Box 64854, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.
G) Direct Deposit of Dividends:
Direct deposit of dividends is offered as a convenience to shareholders of record. For information, write Wells Fargo Shareowner Services, P.O. Box 64854, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.
H) Dividends Declared:
On August 2, 2011, the Company declared a dividend of $0.30 per share, payable on September 1, 2011 to stockholders of record on August 18, 2011.
I) Analyst Coverage
Avondale Partners LLC
BMO Capital Markets Corp.
Cowen & Co. LLC
Davenport & Co. LLC
Deutsche Bank Securities Inc.
J.J.B. Hilliard W.L. Lyons LLC
J.P. Morgan Securities LLC
Jefferies & Co.
JMP Securities LLC
KeyBanc Capital Markets Inc.
Morgan Keegan & Co.
RBC Capital Markets Corp
Robert W. Baird & Co.
Stifel Nicolaus & Co.
UBS Investment Bank
Wells Fargo Securities LLC

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended June 30, 2011	Page 4 of 12

SCHEDULE 2
CONDENSED CONSOLIDATED BALANCE SHEETS
(dollars in thousands, except per share data)

	June 30,	December 31,
	2011	2010
ASSETS

Real estate properties:
Land	$165,759	$163,020
Buildings, improvements, and lease intangibles	2,326,632	2,310,404
Personal property	18,116	17,919
Construction in progress	104,741	80,262

	2,615,248	2,571,605
Less accumulated depreciation	(486,572)	(484,641)

Total real estate properties, net	2,128,676	2,086,964

Cash and cash equivalents	17,776	113,321

Mortgage notes receivable	122,603	36,599

Assets held for sale and discontinued operations, net	16,485	23,915

Other assets, net	100,641	96,510

Total assets	$2,386,181	$2,357,309

LIABILITIES AND EQUITY

Liabilities:
Notes and bonds payable	$1,251,629	$1,407,855

Accounts payable and accrued liabilities	66,768	62,652

Liabilities of discontinued operations	215	423

Other liabilities	50,741	43,639

Total liabilities	1,369,353	1,514,569

Commitments and contingencies

Equity:
Preferred stock, $.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—

Common stock, $.01 par value; 150,000,000 shares authorized; 76,467,850 and 66,071,424 shares issued and outstanding at June 30, 2011 and December 31, 2010, respectively	765	661

Additional paid-in capital	1,865,441	1,641,379

Accumulated other comprehensive loss	(5,269)	(5,269)

Cumulative net income attributable to common stockholders	792,387	796,165

Cumulative dividends	(1,636,496)	(1,593,926)

Total stockholders’ equity	1,016,828	839,010

Noncontrolling interests	—	3,730

Total equity	1,016,828	842,740

Total liabilities and equity	$2,386,181	$2,357,309

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended June 30, 2011	Page 5 of 12

SCHEDULE 3
SELECTED BALANCE SHEET INFORMATION
(dollars in thousands)

	2011		2010
	Q2	Q1	Q4	Q3	Q2	Q1
Real estate properties, gross (1)	$2,615,248	$2,597,963	$2,571,605	$2,397,218	$2,280,638	$2,260,399
Real estate properties, net (1)	2,128,676	2,092,179	2,086,964	1,923,098	1,812,162	1,808,947
Construction in progress	104,741	98,590	80,262	58,070	125,021	107,691
Mortgage notes receivable	122,603	88,171	36,599	27,134	23,423	22,632
Assets held for sale and discontinued operations, net	16,485	16,694	23,915	17,592	1,049	1,553
Total assets	2,386,181	2,296,712	2,357,309	2,069,863	1,930,449	1,932,702
Notes and bonds payable (2)	1,251,629	1,293,086	1,407,855	1,138,200	1,007,725	1,035,059
Total stockholders’ equity	1,016,828	902,447	839,010	819,290	821,135	788,741
Noncontrolling interests	—	—	3,730	3,719	3,891	3,950
Total equity	1,016,828	902,447	842,740	823,009	825,026	792,691

(1)	Includes construction in progress.

(2)	Summary of Indebtedness:

	Balance	Months to	Effective
	as of June 30, 2011	Maturity	Interest Rate

Senior Notes due 2014, net of discount	$264,298	34	5.19%
Senior Notes due 2017, net of discount	298,340	67	6.62%
Senior Notes due 2021, net of discount	396,930	115	5.86%

Total Senior Notes Outstanding	959,568	78	5.91%
Unsecured credit facility due 2012	123,000	15	2.99%
Mortgage notes payable, net	169,061	67	6.79%

Total Outstanding Notes and Bonds Payable	$1,251,629	70	5.74%

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended June 30, 2011	Page 6 of 12

SCHEDULE 4
INVESTMENT PROGRESSION (1)
(dollars in thousands)
A)	Construction in Progress

		Three		Six
	Number of	Months Ended	Number of	Months Ended
	Properties	June 30, 2011	Properties	June 30, 2011
Balance at beginning of period	3	$98,590	3	$80,262
Fundings on projects in existence at the beginning of the period	—	16,796	—	35,124
Completions (2)	—	(10,645)	—	(10,645)

Balance at end of period	3	$104,741	3	$104,741

B) Real Estate Properties

		Three		Six
	Number of	Months Ended	Number of	Months Ended
	Properties	June 30, 2011	Properties	June 30, 2011
Balance at beginning of period	199	$2,499,373	198	$2,491,343
Acquisitions (3)	1	32,021	1	32,021
Additions/Improvements	—	8,454	—	15,407
Completions (CIP) (2)	—	10,645	—	10,645
Elimination of accumulated depreciation on fully depreciated intangible assets	—	(39,986)	—	(39,986)
Assets previously classified as held for sale reclassified to held for use	—	—	1	1,077

Balance at end of period	200	$2,510,507	200	$2,510,507

C) Mortgage Notes Receivable

		Three		Six
	Number of	Months Ended	Number of	Months Ended
	Investments	June 30, 2011	Investments	June 30, 2011
Balance at beginning of period	10	$88,171	7	$36,599
Fundings of new mortgages (4)	2	23,976	5	68,089
Fundings on mortgages in existence at the beginning of the period	—	10,386	—	17,753
Scheduled principal payments	—	(22)	—	(22)
Amortization of loan origination fee	—	92	—	184

Balance at end of period	12	$122,603	12	$122,603

(1)	Balances exclude investments in one unconsolidated joint venture and properties classified as held for sale.

(2)	During the second quarter of 2011, the Company substantially completed and placed in service a garage associated with two medical office buildings currently under construction in Colorado which are scheduled to be substantially completed in the fourth quarter of 2011 and the first quarter of 2012.

(3)	During the second quarter of 2011, the Company acquired a medical office building in Virginia.

(4)	During the second quarter of 2011, the Company provided initial funding for two construction mortgage notes receivable for a medical office building in Oklahoma and a surgical inpatient facility in Missouri.

Healthcare Realty Trust Incorporated	Page 7 of 12
Supplemental Inforamtion
Three Months Ended June 30, 2011

SCHEDULE 5
INVESTMENT ACTIVITY
YTD 2011 INVESTMENT ACTIVITY

						Amount Invested
						During Six	Estimated	Estimated
	Property	Investment	Initial	Estimated		Months Ended	Remaining	Total	Approximate
Location	Type	Type	Closing	Completion	Properties	June 30, 2011	Fundings	Investment	Square Feet

Des Moines, IA	Other	Mortgage	1/3/2011	NA	1	$40,000	$—	$40,000	60,000
Grandview, MO	MOB	Constr. Mortg.	3/24/2011	4Q 2011	1	1,413	2,322	3,735	18,500
Richmond, VA	MOB	Acquisition	6/30/2011	NA	1	32,021	—	32,021	142,015
Edmond, OK (Oklahoma City)	MOB	Constr. Mortg. (1)	6/30/2011	2Q 2013	1	13,027	78,152	91,179	200,000
Springfield, MO	Inpatient	Constr. Mortg. (1)	6/30/2011	2Q 2013	1	10,949	100,486	111,435	186,000

					5	$97,410	$180,960	$278,370	606,515

HISTORICAL INVESTMENT ACTIVITY

			Construction
		Mortgage	Mortgage	Development
	Acquisitions (2)	Funding	Funding	Funding	Total

2008	$315,665	$—	$36,970	$74,085	$426,720
2009	70,664	9,900	10,616	85,120	176,300
2010	301,600	3,700	20,740	63,301	389,341
YTD 2011	32,021	40,000	43,142	35,124	150,287

Total	$719,950	$53,600	$111,468	$257,630	$1,142,648

% of Total	63%	5%	10%	22%	100%
DEVELOPMENT PROPERTIES

		Amount Funded	Total					Q2 2011
		During Three	Amount	Estimated	Estimated			Aggregate
		Months Ended	Funded Through	Remaining	Total	Approximate	Aggregate	NOI
	Properties	June 30, 2011	June 30, 2011	Fundings	Investment	Square Feet	Leased %	($000s)
Construction in progress (3)	3	$14,797	$83,968	$52,487	$136,455	377,723	32%	$—
Mortgage construction loans	8	34,362	61,551	217,815	279,366	619,552	100%	533
Stabilization in progress	8	1,660	235,026	9,774	244,800	808,140	29%	(945)

Land held for development (4)	—	—	20,773	—	—	—	—	—

Total	19	$50,819	$401,318	$280,076	$660,621	1,805,415	54%	$(412)

(1)	These construction mortgages are scheduled to be funded over 28 months, and HR has an obligation to purchase the properties upon substantial completion at a price equal to the amount outstanding under the mortgage notes.

(2)	Net of mortgage notes receivable payoffs upon acquisition.

(3)	In June 2011, the Company substantially completed and placed into service a garage totaling $10.6 million associated with two medical office buildings in Lakewood, CO currently under construction.

(4)	Included in construction in progress on the Company’s Condensed Consolidated Balance Sheets.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended June 30, 2011	Page 8 of 12

SCHEDULE 6
INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION (1) (2)
(dollars in thousands)

		MOB/Outpatient (84.1%)				Inpatient (13.3%)			Other (2.6%)
		Stabilized	Development Properties
		Properties	Stabilization	CIP	Mortgages	Rehab	Surgical	Mortgages	Other	Mortgages	Total	% of Total
1	Texas	$576,421	$61,209		$8,136	$19,523	$92,000				757,289	27.8%
2	Florida	187,651			2,693	11,703					202,047	7.4%
3	Tennessee	159,538							$7,874		167,412	6.2%
4	Indiana	99,493					43,406				142,899	5.2%
5	North Carolina	143,097									143,097	5.3%
6	California	112,259			14,905	12,688					139,852	5.1%
7	Iowa	86,388			9,540					$40,000	135,928	5.1%
8	Pennsylvania	10,798				115,734					126,532	4.6%
9	Washington	59,514		$63,175							122,689	4.5%
10	Hawaii	22,633	84,886								107,519	3.9%
11	Colorado	60,235	23,742	20,793							104,770	3.8%
12	Arizona	34,287	39,271			16,012					89,570	3.3%
13	Virginia	72,568							11,826		84,394	3.1%
14	Illinois	37,097	25,918								63,015	2.3%
15	Missouri	42,744			1,413			$10,949			55,106	2.0%
16	Alabama	20,712				17,722			9,493		47,927	1.8%
17	District of Columbia	29,556									29,556	1.1%
18	Michigan	21,602									21,602	0.8%
19	Oregon	20,577									20,577	0.8%
20	South Dakota							21,940			21,940	0.8%
21	Georgia	13,653									13,653	0.5%
22	Kansas	13,999									13,999	0.5%
23	Ohio	14,500									14,500	0.5%
24	Oklahoma				13,027						13,027	0.5%
25	Louisiana	10,818									10,818	0.4%
26	Massachusetts	12,105									12,105	0.4%
27	Nevada	11,902									11,902	0.4%
28	South Carolina	10,953									10,953	0.4%
29	Maryland	8,984									8,984	0.3%
30	Mississippi	8,379									8,379	0.3%

	Sub-total	$1,902,463	$235,026	$83,968	$49,714	$193,382	$135,406	$32,889	$29,193	$40,000	$2,702,041	99.1%

Land held for development				20,773							20,773	0.8%
Unconsolidated joint venture									1,266		1,266	0.1%

	Total Investments	$1,902,463	$235,026	$104,741	$49,714	$193,382	$135,406	$32,889	$30,459	$40,000	$2,724,080	100.0%

	Percent of $ Invested	69.9%	8.6%	3.8%	1.8%	7.1%	5.0%	1.2%	1.1%	1.5%	100.0%

	Number of Investments	174	8	3	9	12	2	2	5	1	216

(1)	Excludes assets held for sale and corporate property of $15,037.

(2)	Detail of lease type:

	Number of	Investment	Sq. Ft.
Owned	Properties	($000s)	(000s)

Multi-tenanted	160	$2,020,328	11,021
Master lease	43	559,110	2,367
Mortgages	12	122,603	—

	215	$2,702,041	13,388

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended June 30, 2011	Page 9 of 12

SCHEDULE 7
SQUARE FEET OWNED AND/OR MANAGED (1)
By Geographic Location

		Number of Properties			Owned					Third Party
			Third Party		Managed		Development Properties		Master	Managed by
		Owned	Managed by HR	Total	by HR	by Third Party	Stabilization	CIP	Leases	HR	Total	Percent
1	Texas	51		51	3,074,254	302,094	246,717		337,771		3,960,836	28.8%
2	Tennessee	16	5	21	1,260,260				75,000	251,394	1,586,654	11.6%
3	Florida	22		22	714,092	104,889			252,870		1,071,851	7.8%
4	North Carolina	14		14	724,291						724,291	5.3%
5	Virginia	9		9		278,442			339,777		618,219	4.5%
6	Colorado	7		7	192,280		161,099	186,672			540,051	3.9%
7	Indiana	5		5		382,695			175,999		558,694	3.9%
8	California	10		10	458,955				93,000		551,955	3.9%
9	Pennsylvania	7		7	63,914				437,601		501,515	3.7%
10	Arizona	10	1	11	202,082		179,963		51,903	59,106	493,054	3.6%
11	Washington	5		5	73,548			191,051	159,071		423,670	3.1%
12	Iowa	9		9		265,063			104,117		369,180	2.7%
13	Alabama	6		6	120,192	129,294			95,500		344,986	2.6%
14	Illinois	4		4	148,055		95,436		110,000		353,491	2.6%
15	Hawaii	3		3	173,502		124,925				298,427	2.2%
16	Michigan	3		3	199,749						199,749	1.5%
17	Missouri	5		5	177,039				13,478		190,517	1.4%
18	District of Columbia	2		2	182,836						182,836	1.3%
19	Louisiana	2		2		136,155					136,155	1.0%
20	Massachusetts	2		2					100,742		100,742	0.7%
21	Mississippi	1	1	2	58,036					40,192	98,228	0.7%
22	Georgia	3		3		58,030			20,749		78,779	0.6%
23	Ohio	1		1		73,331					73,331	0.5%
24	Kansas	1		1	70,908						70,908	0.5%
25	Oregon	1		1	62,246						62,246	0.5%
26	Maryland	1		1	58,903						58,903	0.4%
27	Nevada	2		2	18,147	31,026					49,173	0.4%
28	South Carolina	1		1	39,801						39,801	0.3%

Total Properties / Square Feet		203	7	210	8,073,090	1,761,019	808,140	377,723	2,367,578	350,692	13,738,242	100.0%

(1)	Mortgage notes receivable, an investment in one unconsolidated joint venture and assets classified as held for sale are excluded.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended June 30, 2011	Page 10 of 12

SCHEDULE 7 (CONTINUED)
SQUARE FEET OWNED AND/OR MANAGED (1)
By Facility Type

	Owned						Third Party
	Managed		Stabilization	Construction	Master	Total	Managed by
	by HR	by Third Party	in Progress	in Progress	Leases	Owned	HR	Total	Percent
Medical office/outpatient (2)	8,073,090	1,505,298	808,140	377,723	1,204,336	11,968,587	350,692	12,319,279	89.7%
Inpatient Rehab					798,072	798,072		798,072	5.8%
Inpatient Surgical					273,770	273,770		273,770	2.0%
Other		255,721			91,400	347,121		347,121	2.5%

Total Square Feet	8,073,090	1,761,019	808,140	377,723	2,367,578	13,387,550	350,692	13,738,242	100.0%

Percent of Total Square Footage	58.8%	12.8%	5.9%	2.7%	17.2%	97.4%	2.6%	100.0%
Total Number of Properties (1)	124	25	8	3	43	203	7	210
By Occupant

		Medical					% of Total
		Office /	Inpatient				Square
Occupants Greater than 1%		Outpatient	Rehab	Surgical	Other	Total	Feet
1	Baylor Health Care System	816,115		156,245		972,360	7.3%
2	HealthSouth		695,286			695,286	5.2%
3	Carolinas Healthcare System	574,138				574,138	4.3%
4	HCA	403,441			16,400	419,841	3.1%
5	Catholic Health Initiatives	289,606				289,606	2.2%
6	Ascension Health Care System	200,169				200,169	1.5%
7	OrthoIndy	58,474		117,525		175,999	1.3%
All Other Occupants Less than 1%		9,626,644	102,786	—	330,721	10,060,151	75.1%

Total Square Feet		11,968,587	798,072	273,770	347,121	13,387,550	100.0%

(1)	Mortgage notes receivable, an investment in one unconsolidated joint venture and assets classified as held for sale are excluded.

(2)	ON/OFF CAMPUS (% OF SQUARE FEET)

	2011			2010
	2Q	1Q	4Q	3Q	2Q	1Q
On/adjacent	70%	69%	66%	66%	64%	64%
Off	30%	31%	34%	34%	36%	36%

	100%	100%	100%	100%	100%	100%

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended June 30, 2011	Page 11 of 12

SCHEDULE 8
LEASE AND OCCUPANCY INFORMATION
LEASE MATURITY SCHEDULE (1)

	Annualized	Number of	Percentage of
	Minimum Rents(2)	Leases	Revenues	Total Sq. Ft.
2011	$16,359	237	7.0%	643,656
2012	31,107	313	13.3%	1,239,608
2013	35,296	279	15.1%	1,292,308
2014	40,349	322	17.2%	1,539,813
2015	19,769	200	8.4%	917,870
2016	20,508	111	8.8%	822,059
2017	18,961	73	8.1%	921,001
2018	12,598	84	5.4%	599,095
2019	5,842	29	2.5%	203,811
2020	8,601	30	3.7%	322,827
Thereafter	24,577	64	10.5%	1,012,924
AVERAGE TENANT SIZE (1)

	Number of Leases
Square	Multi-Tenant	Master Lease
Footage	Properties	Properties
0 - 2,500	914	0
2,501 - 5,000	446	0
5,001 - 7,500	132	2
7,501 - 10,000	64	3
10,001 +	144	37
Total Leases	1,700	42
The average lease size in the multi-tenant portfolio is 4,224 square feet.
WEIGHTED AVERAGE INCREASES IN LEASE RATES
FOR MULTI-TENANT PROPERTIES: (1) (3)

	2011		2010
	2Q	1Q	4Q	3Q	2Q	1Q
Contractual increases for in-place leases (“annual bumps”)	3.1%	3.1%	3.1%	3.2%	3.4%	3.6%
Newly executed leases (“cash leasing spreads”)	1.7%	1.7%	1.0%	1.8%	2.8%	4.8%
OCCUPANCY (1)

	Investment at	2011		2010
Facility Type	June 30, 2011	2Q	1Q	4Q	3Q	2Q	1Q
Medical office/outpatient	$1,902,463	86%	86%	86%	86%	87%	87%
Inpatient	328,788	96%	96%	96%	96%	96%	100%
Other	29,193	76%	76%	76%	84%	89%	93%

Stabilized Occupancy (4) (5)	$2,260,444	87%	86%	87%	87%	88%	89%

Stabilization (4) (5)	$235,026	17%	16%	23%	22%	22%	16%

Economic Occupancy (4) (5)	$2,495,470	82%	82%	82%	82%	83%	84%

(1)	Mortgage notes receivable, construction in progress an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale are excluded.

(2)	Represents the annualized minimum rents on leases in-place, excluding the impact of potential lease renewals, future step-ups in rent, or sponsor support payments under financial support agreements and straight-line rent.

(3)	Represents historical rental rate increases and may not be indicative of future increases.

(4)	The economic and stabilized occupancies assume that properties under a Property Operating Agreement or Master Lease Agreement have 100% occupancy. The average underlying tenant occupancy of the eight properties under Property Operating Agreements, as directed by the respective sponsor, was approximately 63%. The economic occupancy includes and the stabilized occupancy excludes the eight development properties currently in stabilization. The properties in Stabilization are currently 29% leased. The difference between occupied and leased reflects tenants that have signed leases but have not taken occupancy due to buildout of their suite.

(5)	Occupancy percentage may be affected from quarter to quarter when a property is re-categorized from the “stabilization” group to the “stabilized” group.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended June 30, 2011	Page 12 of 12